            As filed with the Securities and Exchange Commission on June 9, 1999
                                                  Registration No. 333-_________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                           PROBUSINESS SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                                               94-2976066
------------------------                                   -------------------
(State of Incorporation)                                    (I.R.S. Employer
                                                           Identification No.)

                                4125 HOPYARD ROAD
                              PLEASANTON, CA 94588
          (Address of Principal Executive Offices, including Zip Code)

                    ----------------------------------------

                        CLEMCO, INC. STOCK INCENTIVE PLAN

                             1996 STOCK OPTION PLAN

                        1997 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

                    -----------------------------------------

                                THOMAS H. SINTON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                4125 HOPYARD ROAD
                              PLEASANTON, CA 94588
                                 (203) 341-5200
            (Name, address and telephone number of agent for service)

                              --------------------

                                   Copies to:
                               BRIAN C. ERB, ESQ.
                     WILSON SONSINI GOODRICH & ROSATI, P.C.
                               650 PAGE MILL ROAD
                        PALO ALTO, CALIFORNIA 94304-1050


                                                      CALCULATION OF REGISTRATION FEE


------------------------------------------------------------------------------------------------------------------------------------

                                                                              PROPOSED            PROPOSED
         TITLE OF SECURITIES TO                         AMOUNT            MAXIMUM OFFERING         MAXIMUM                AMOUNT OF
              BE REGISTERED                             TO BE                   PRICE             AGGREGATE             REGISTRATION
                                                     REGISTERED(1)            PER SHARE         OFFERING PRICE               FEE
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value to be                    46,993                  8.43 (2)          396,150.99                $110.13
issued upon exercise of options granted
and outstanding under the Clemco, Inc.
Stock Incentive Plan
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value to be                 1,660,574               30.3125 (3)       50,336,149.38             $13,993.45
issued upon exercise of  options available
for grant under the 1996 Stock Option Plan
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value to be                   225,000               25.7656 (4)        5,797,260.00              $1,611.64
issued upon exercise of options available
for grant under the 1997 Employee Stock
Purchase Plan
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                1,932,567                                $56,529,560.37             $15,715.22

------------------------------------------------------------------------------------------------------------------------------------


(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Plan being registered pursuant to this Registration Statement by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee of options granted and outstanding, based on the weighted average exercise price of the outstanding options as of April 27, 1999, which average is $8.43.

(3) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee of options remaining available for grant, based on the average price of the high and low price as reported by the Nasdaq Stock Market on June 2, 1999, which average is $30.3125.

(4) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee, based on 85% of the average price of the high and low price as reported by the Nasdaq Stock Market on June 2, 1999, which price is $25.7656.

                           PROBUSINESS SERVICES, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                     PART II

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     There are hereby incorporated by reference into this Registration Statement the following documents and information heretofore filed by ProBusiness Services, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission"):

     1. The Company's Annual Report on Form 10-K for the year ending June 30, 1998, filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     2. The Company's Quarterly Report on Form 10-Q for the quarter ending March 31, 1999 filed pursuant to Section 13 of the Exchange Act.

     3. The Company's Current Report on Form 8-K dated May 12, 1999, filed pursuant to Section 12 of the Exchange Act.

     4. The description of the Company's Common Stock contained in the Company's Registration Statement on Form S-1 (File No. 333-60745) which was declared effective by the Commission on September 25, 1998, filed pursuant to Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          The Registrant's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a company will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) for unlawful payments or dividends or unlawful stock repurchases or redemptions as provided Section 174 of Delaware General Corporation Law or (iv) for transactions from which the director derived an improper personal benefit.

     The Registrant's Bylaws provide that the Registrant shall indemnify its officers and directors, subject to certain provisos, and may indemnify its employees and other agents to the fullest extent provided by Delaware law, including those circumstances where indemnification would otherwise be discretionary under Delaware law. The Bylaws authorize the use of indemnification agreements, and the Registrant has entered into such agreements with each of its directors and officers.

     The Registrant maintains directors and officers insurance providing indemnification for certain of the Registrant's directors, officers, affiliates, partners or employees for certain liabilities.

     Delaware Law does not permit a corporation to eliminate a director's duty of care, and the provisions of the Registrant's Certificate of Incorporation have no effect on the availability of equitable remedies such as injunction or rescission, based upon a director's breach of the duty of care. Insofar as indemnification for liabilities arising under the Exchange Act may be permitted to foregoing provisions and agreements, the Registrant has been informed that in the opinion of the staff of the Commission such indemnification is against public policy as expressed in the Exchange Act and is therefore unenforceable.

ITEM 7.  EXEMPTION FROM REGISTRATION

     Not applicable.

ITEM 8.  EXHIBITS.

                Exhibit
                 Number                         Description
                --------    ----------------------------------------------------
                4.1         Clemco, Inc. Stock Incentive Plan.
                4.2*        1996 Stock Option Plan.
                4.3*        1997 Employee Stock Purchase Plan.
                5.1         Opinion of counsel as to legality of securities being registered.
               23.1         Consent of Ernst & Young LLP, independent auditors.
               23.2         Consent of Wilson Sonsini Goodrich & Rosati, P.C.
                            (contained in Exhibit 5.1).
               24.1         Power of Attorney (contained in signature page).


     ------------------------------
     * Incorporated by reference to the Registrant's Registration Statement on Form S-1, as amended (No. 333-23189), which was declared effective by the Commission on September 18, 1997.

ITEM 9.   UNDERTAKINGS.

     (a)  The Registrant hereby undertakes:

          (i) To file, during any period which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (ii) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (iii) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
          Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to law, the Registrant's Amended and Restated Certificate of Incorporation, Bylaws, indemnification agreements, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on this 8th day of June, 1999.

                                   PROBUSINESS SERVICES, INC.


                                   By:  /s/ Thomas H. Sinton
                                       --------------------------------
                                           Thomas H. Sinton
                                           Chief Executive Officer and President

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas H. Sinton and Steven E. Klei, and each of them , as his attorney-in-fact, with full power of substitution in each, for him in any and all capacities to sign any amendments to this registration statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                 Signature                                        Title                                  Date
-------------------------------------------- ---------------------------------------------- --------------------------------
/s/ Thomas H. Sinton                         President, Chief Executive Officer and                   June 8, 1999
-------------------------------------------  Director (Principal Executive Officer)
Thomas H. Sinton

/s/ Steven E. Klei                           Senior Vice President, Finance,                          June 8, 1999
-------------------------------------------  Chief Financial Officer and Secretary
Steven E. Klei                               (Principal Financial Officer and Principal
                                             Accounting Officer)

/s/ William T. Clifford                      Director                                                 June 8, 1999
-------------------------------------------
William T. Clifford

/s/ David C. Hodgson                         Director                                                 June 8, 1999
-------------------------------------------
David C. Hodgson

/s/ Ronald W. Readmond                       Director                                                 June 9, 1999
-------------------------------------------
Ronald W. Readmond

/s/ Thomas P. Roddy                          Director
-------------------------------------------                                                           June 8, 1999
Thomas P. Roddy


                                INDEX TO EXHIBITS



     Exhibit
     Number                                 Description
    --------    ----------------------------------------------------------------------
         4.1    Clemco, Inc. Stock Incentive Plan.
         4.2*   1996 Stock Option Plan.
         4.3*   1997 Employee Stock Purchase Plan.
         5.1    Opinion of counsel as to legality of securities being registered.
        23.1    Consent of Ernst & Young LLP, independent auditors.
        23.2    Consent of Wilson Sonsini Goodrich & Rosati, P.C.
                (contained in Exhibit 5.1).
        24.1    Power of Attorney (contained in signature page).


   ---------------------------
   * Incorporated by reference to the Registrant's Registration Statement on Form S-1, as amended (No. 333-23189), which was declared effective by the Commission on September 18, 1997.